UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2021

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago
Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2021, the Board of Directors (the "Board") of Century Aluminum Company (the “Company”) increased the size of the Board from five to six members and appointed Jennifer ("Jenny") Bush as an independent director with a term expiring at the Company’s annual meeting of stockholders in 2022. The Board also appointed Ms. Bush to the Board’s Audit, Governance and Nominating, Compensation and Health, Safety and Sustainability Committees.

Ms. Bush has been with Cummins Inc. (NYSE: CMI) since 1997 and has been serving as the Vice President, Cummins Sales and Service, North America since 2017. Ms. Bush previously served as President, Mid-South LLC and Cummins Southern Plains LLC from 2014 through 2017, General Manager, Global Commercial Marine, Cummins Engine Business from 2011 through 2014, Director, Global Supply Chain and Manufacturing Operations, Cummins Generator Technologies from 2009 through 2011, and General Manager, Europe, Middle East, Africa and Russia, Cummins Generator Technologies from 2006 through 2009.

There are no arrangements or understandings between Ms. Bush and any other persons in connection with her appointment. Ms. Bush does not have any family relationships with any executive officer or director of the Company and she is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Bush will be compensated consistent with the Company’s compensation program for non-employee directors. Under the terms of the Company’s non-employee director compensation program, upon her election to the Board, Ms. Bush received an award of 7,841 time-vesting share units, representing a pro rata portion of the value of the non-employee directors’ annual time-vesting share unit award.

Item 7.01 Regulation FD Disclosure.

The December 8, 2021 press release regarding the election of Ms. Bush is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. Additionally, the submission of this Item 7.01 in this report on Form 8-K is not an admission of the materiality of any information in this Item 7.01 of this report that is required to be disclosed solely by Regulation FD.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release issued on December 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	December 8, 2021	By:	/s/ John DeZee
			Name:	John DeZee
			Title:	Executive Vice President, General Counsel and Secretary